FEDERAL INCOME TAXES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Federal income taxes at the statutory rate	$ 869	$ 632
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(30)	(30)
Compensation expense	0	4
Other	1	0
Allowed deduction claimed on amended return for $1.3 million paid to option holders in acquisition of Frankfort First Bancorp, Inc. and other IRS audit adjustments	0	(502)
Federal Income Tax Expense (Benefit), Continuing Operations	$ 840	$ 104